MERRILL LYNCH AMERICAS INCOME FUND, INC.

           SUPPLEMENT DATED DECEMBER 19, 1996 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 1996

The disclosure set forth under "Investment Objective and Policies" is modified by the addition of the following:

     The Fund is authorized to invest up to 20% of its total assets in debt securities denominated in currencies of countries located outside of the Western Hemisphere (i.e., North and South America and the surrounding waters). The Fund may invest in securities denominated in or indexed to the currency of one country although issued by a governmental entity, corporation or financial institution of another country. Such investments may be subject to the risks associated with investment in securities of foreign issuers described in the Prospectus under "Investment Objective Policies - Special Considerations and Risk Factors - Foreign Investments".


Code #16802-0496 ALL
Code #16800-0496 ALL